UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2011

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 24, 2011 SunTrust Banks, Inc. (the “Company”) completed its offering of $1,000,000,000 aggregate principal amount of 3.60% Senior Notes due 2016 (the “Notes”). A summary of the terms of the Notes is attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in Exhibit 99.1 speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 8.01. Other Events.

On March 21, 2011, the Company entered into an agreement (the “Underwriting Agreement”) between the Company and SunTrust Robinson Humphrey, Inc. and Barclays Capital Inc., as representatives of the underwriters listed on Schedule I thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $1,000,000,000 aggregate principal amount of 3.60% Senior Notes due 2016.

A copy of the Underwriting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Exhibits 4.1, 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with SunTrust’s effective registration statement on Form S-3 (Registration No. 333-161712) and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Note for 3.60% Senior Notes due 2016.

5.1	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Summary of Terms of the 3.60% Senior Notes due 2016.

99.2	Underwriting Agreement, dated March 21, 2011, among SunTrust Banks, Inc. and SunTrust Robinson Humphrey, Inc. and Barclays Capital Inc., as representatives of the underwriters listed on Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRUST BANKS, INC.

Date: March 24, 2011	By:	/S/ DAVID A. WISNIEWSKI
David A. Wisniewski
Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Note for 3.60% Senior Notes due 2016.

5.1	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Summary of Terms of the 3.60% Senior Notes due 2016.

99.2	Underwriting Agreement, dated March 21, 2011, among SunTrust Banks, Inc. and SunTrust Robinson Humphrey, Inc. and Barclays Capital Inc., as representatives of the underwriters listed on Schedule I thereto.